UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013

Hercules Technology Growth Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2013, the Board of Directors of Hercules Technology Growth Capital, Inc. (the “Company”) approved an amendment (the “Amendment”) to Section 2 of the Company’s Amended and Restated Bylaws (the “Bylaws”). The Amendment provides that the Company’s annual meeting of stockholders shall be held at such time and place as determined by the Board of Directors in order to increase the Company’s flexibility in setting the date for its annual meeting. Prior to such amendment, the Bylaws required that the Company’s annual meeting of stockholders be held during the month of May in each year.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3(d)	Amendment No. 1 to Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

December 10, 2013

	By:	/s/ Jessica Baron
Jessica Baron
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

3(d)	Amendment No. 1 to Amended and Restated Bylaws of the Company